UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

January 3, 2006
______________________________

(Date of earliest event reported)

COMMERCIAL CAPITAL BANCORP, INC.

__________________________________________

(Exact name of registrant as specified in its charter)

Nevada	000-50126	33-0865080
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

8105 Irvine Center Drive, 15th Floor, Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

(949) 585-7500

__________________________________________

(Registrant’s telephone number, including area code)

Not Applicable

____________________________________________________________________

(Former name, former address and former fiscal year, if changed since last report)

Item 8.01 Other Events.

On January 3, 2006, Commercial Capital Bancorp, Inc. (the “Company”), (NASDAQ: “CCBI”), announced that it will release its earnings for the fourth quarter ended December 31, 2005, before the market opens on Monday, January 23, 2006. At 7:00 a.m. PST the same day, Stephen H. Gordon, Chairman and CEO, David S. DePillo, Vice Chairman, President and COO, and James H. Leonetti, EVP and CFO, will host a discussion of the Company’s fourth quarter 2005 performance.

The press release is attached hereto as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	The following exhibit is included with this report:

Exhibit 99.1 Press release dated January 3, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMERCIAL CAPITAL BANCORP, INC.

By:	/s/ Stephen H. Gordon
Stephen H. Gordon
Chairman of the Board and
Chief Executive Officer

Date: January 3, 2006